EXHIBIT 10.3

                                                           LOAN NO. E039T01C

                               THIRD AMENDMENT TO
                     MULTIPLE ADVANCE TERM LOAN SUPPLEMENT


     THIS THIRD AMENDMENT TO MULTIPLE ADVANCE TERM LOAN SUPPLEMENT is entered into as of December 29, 1997 between CoBANK, ACB ("CoBank") and ALLIANCE FARMS COOPERATIVE ASSOCIATION, Kansas City, Missouri (the "Company").

                                   BACKGROUND

     CoBank and the Company are parties to a Multiple Advance Term Loan Supplement dated May 19, 1995 (such agreement, as previously amended, is hereinafter referred to as the "Supplement"). CoBank and the Company now desire to amend the Supplement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), CoBank and the Company agree as follows:

1.    Section 1 of the Supplement is hereby amended as follows:

      a. The preamble paragraph of such Section is hereby amended by deleting in line three the reference to "$10,550,000" and inserting "$9,680,000."

      b. Subsection d. is hereby amended by (i) deleting in line three thereof the reference to "$5,440,000" and inserting "$5,160,000" and (ii) deleting in line four thereof the reference to "$8,440,000" and inserting "$8,005,000."

      c. Subsection e. is hereby amended by (i) deleting in line three thereof the reference to "$6,800,000" and inserting "$6,240,000" and (ii) deleting in line four thereof the reference to "$10,550,000" and inserting "$9,680,000."

2.    Section 2 of the Supplement is hereby amended in its entirety as follows:

      "SECTION 2. PURPOSE. The purpose of the Commitment is to finance, together with the financing being provided by CoBank pursuant to Revolving Term Loan Supplement dated as of May 19, 1995, as amended (Loan No. E039T02), the debt portion of the construction costs of up to three 2,450 sow farrowing units (not including the three farrowing units for which debt financing is being provided by CoBank pursuant to Loan Agreement dated as of September 21, 1994 (Loan Agreement T2300)), and two 2,450 sow weaned pig units, related support facilities, the initial breeding stock and the capitalization start up costs related with these facilities."

3. Section 3 of the Supplement is hereby amended by deleting in line three thereof the reference to "December 31, 1997" and inserting "March 31, 1998."

4.    Section 4 of the Supplement is hereby amended as follows:

      a. Subsection b.(1)(b) thereof is hereby amended in its entirety to read as follows:

               " (b)     Net worth of the Company as reported as of then most
          recent fiscal year end being not less than $3,000,000 plus $800,000 for each of the incremental $2,110,000 increases in the Commitment that have been utilized as set forth in Subsections 1.a, b., c., and for each incremental $1,675,000 as set forth in Subsections 1.d. and
          e. above; and"

     b. Subsection b.(2)(b) thereof is hereby amended in its entirety to read as follows:

               " (b)     Net worth of the Company as reported as of then most
          recent fiscal year end being not less than $4,000,000 plus $1,000,000 for each of the incremental $2,110,000 increases in the Commitment that have been utilized as set forth in Subsections 1.a., b., c., and for each incremental $1,675,000 as set forth in Subsections 1.d., and
          e. above; and"

5. Section 5, subsections d. and e. are hereby amended by deleting the reference to "$2,110,000" and inserting "$1,675,000."

6. Except as set forth in this amendment, the Supplement shall continue in full force and effect as written.

     IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

COBANK, ACB                                ALLIANCE FARMS COOPERATIVE
                                              ASSOCIATION

By:    ___________________________        By:    ___________________________

Title: ___________________________        Title: ___________________________